SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2003

UNOVA, INC.

(Exact name of registrant as specified in charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

21900 Burbank Boulevard Woodland Hills, California www.unova.com		91367-7418
(Address of principal executive offices and internet site)		(Zip Code)

Registrant’s telephone number, including area code: (818) 992-3000

Item 7.          Financial Statements and Exhibits

(c)                                  The following exhibit is filed as part of this report:

Exhibit                   Description

99.1                         Press Release issued by UNOVA, Inc., dated April 25, 2003.

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 23, 2003).

On April 25, 2003, UNOVA, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNOVA, INC.

By:	/s/ Michael E. Keane
Michael E. Keane
Senior Vice President and
Chief Financial Officer

April 29, 2003